FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  December 20, 2005



                                VoIP, Inc.
                     -------------------------------
           (Exact Name of registrant as specified in its charter)

          Texas                     000-28985            75-2785941
----------------------------      ------------      -------------------
(State of Incorporation)          (Commission          (IRS Employer
                                   File No.)        Identification No.)

     12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)


                              (954) 434-2000
                         ------------------------
       (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12 under the
               Exchange Act (17 CFR 240.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers
          --------------------------------------------------------------------

     On December 20, 2005, Steven Ivester resigned as a Director of the Company. He will continue to serve as a Consultant and retain observer status on the Board of Directors.


                                  SIGNATURE(S)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 4, 2006                  VoIP, INC.
                                        (Registrant)



                                        By:  /s/  D. MICHAEL ADLER
                                           ---------------------------------
                                           D. Michael Adler, Chief Executive
                                             Officer